UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 20, 2020

Berkeley Lights, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39388	35-2515390
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

5858 Horton Street, Suite 320

Emeryville, California 94608

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (510) 858-2855

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00005 par value per share	BLI	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 20, 2020, Berkeley Lights, Inc. (the “Company” or “Berkeley Lights”) promoted Matthew Rosinack to the position of Senior Vice President and Chief Accounting Officer. Shaun Holt will continue to serve as the Company’s Chief Financial Officer and Principal Financial Officer.

Mr. Rosinack, age 48, previously served as the Company’s Vice President, Finance and Accounting from February 2018 until September 2020, and as the Company’s Corporate Controller from March 2016 until February 2018. Prior to Berkeley Lights, from October 2012 to March 2016, Mr. Rosinack held roles of increasing responsibility at ZELTIQ Aesthetics, Inc., including as Vice President and Corporate Controller. Mr. Rosinack also held roles of increasing responsibility at FormFactor, Inc., from April 2011 to October 2012, including Corporate Controller and Director, Corporate Accounting. In addition, Mr. Rosinack spent more than 14 years in public accounting practice with PricewaterhouseCoopers LLP. Mr. Rosinack received his B.A. in Accounting from Ohio Wesleyan University.

In connection with his promotion to Senior Vice President and Chief Accounting Officer, the Company’s Board of Directors granted Mr. Rosinack an option to purchase 30,000 shares of the Company’s common stock (“Common Stock”) pursuant to the Company’s 2020 Incentive Award Plan (the “Option Award”). The Option Award has a per share exercise price of $72.31, which was the last reported sale price of the Common Stock on the Nasdaq Global Select Market on September 18, 2020. 1/48th of the shares of Common Stock subject to the Option Award will vest and become exercisable on each monthly anniversary of the Grant Date, such that the shares subject to the Option Award would be fully vested and exercisable on the fourth anniversary of the Grant Date, subject to Mr. Rosinack’s continued service to the Company through each vesting date.

Mr. Rosinack has not been involved in any transactions that would require disclosure under Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BERKELEY LIGHTS, INC.

Date: September 22, 2020	By:	/s/ Shaun Holt
Shaun Holt
Chief Financial Officer